THE SARATAOGA ADVANTAGE TRUST

James Alpha MLP Portfolio

Class I (JMLPX)

Class A (JAMLX)

Class C (MLPCX)

CLASS S (JMLSX)

Supplement dated September 10, 2019 to the Class A, C and I Prospectus and the Class S Prospectus (the “Prospectuses”) of the James Alpha MLP Portfolio (the “Portfolio”), both dated March 29, 2019

This Supplement updates and supersedes any contrary information contained in the Prospectuses.

Suspension of Sales

Effective the close of business on September 10, 2019, the Portfolio will no longer sell shares to new investors or existing shareholders, including through exchanges into the Portfolio from other Portfolios in The Saratoga Advantage Trust. Shareholders who have elected to have their dividend or distribution payments paid in additional shares of the Portfolio will continue to have their dividend or distribution payments paid in shares. The Portfolio reserves the right to change this policy at any time.

If you have any questions regarding the Portfolio’s suspension of sales, please contact the Portfolio at 1-800-807-FUND.

Investors Should Retain This Supplement For Future Reference.